Exhibit 99.2

Execution Version

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of June 18, 2026, is by and among AbbVie Inc., a Delaware corporation (“Guarantor”), Andor LLC, a Delaware limited liability company and a wholly owned Subsidiary of Guarantor (“Parent”), Andor Merger Co., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”) and each of the stockholders set forth on Exhibit A (each, a “Stockholder”, and, if applicable, collectively, the “Stockholders”).

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of (i) the shares of common stock, par value $0.00001 per share (“Voting Common Stock”) of the Company (as defined below) and (ii) the shares of non-voting common stock, par value $0.00001 per share (“Non-Voting Common Stock”) of the Company that are set forth under such Stockholder’s name on Exhibit A attached hereto (such shares, collectively, the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Guarantor, Parent, Merger Sub and Apogee Therapeutics, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended from time to time (the “Merger Agreement”), which provides, among other things, for Merger Sub to be merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned Subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, concurrently with the execution and delivery of the Merger Agreement and as an inducement to Guarantor’s, Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, each of the Stockholders (solely in the Stockholder’s capacity as a holder of the Subject Shares), and severally and not jointly with the other Stockholder, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
AGREEMENT TO VOTE

Section 1.1 Agreement to Vote.  Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment, recess or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, each Stockholder shall, in each case to the fullest extent that the Subject Shares are entitled to vote thereon: (a) cause all of the Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted if another Person is the holder of record of any Subject Shares beneficially owned by the Stockholder), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) in favor of (A) the adoption and approval of the Merger Agreement and the approval of the Merger and (B) the approval of any proposal to adjourn, recess or postpone any meeting of the holders of Voting Common Stock to a later date if the Company or Parent proposes or requests such postponement, recess or adjournment in accordance with Section 5.4 of the Merger Agreement,  and (C) the approval of any other proposal considered and voted upon by the Company stockholders at any meeting of the holders of Voting Common Stock or Non-Voting Common Stock necessary for consummation of the Merger and the other transactions contemplated by the Merger Agreement, and (ii) against any (A) Company Alternative Transaction, (B) action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, (C) against any change in membership of the Company Board that is not recommended or approved by the Company Board and (D) other action that is intended or could reasonably be expected to impede or interfere with or materially delay the Merger or any other transactions contemplated by the Merger Agreement.  Until the Effective Time, each Stockholder shall retain at all times the right to vote their Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

Section 1.2 Irrevocable Proxy.  Each Stockholder hereby revokes (or agrees to cause to be revoked) any and all previous proxies granted with respect to the Subject Shares.  In the event that a Stockholder has not delivered to the Company, at least two (2) business days prior to the applicable meeting of the stockholders of the Company or deadline for action by written consent, as applicable, a duly executed irrevocable proxy card or written consent, as applicable, directing that the applicable Subject Shares be voted in accordance with Section 1.1 or any other failure by such Stockholder to act in accordance with such Stockholder’s obligation pursuant to Section 1.1, such Stockholder hereby grants a proxy appointing Parent as the Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Stockholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.1.  The proxy and related interest granted by each Stockholder pursuant to this Section 1.2 is irrevocable and is granted in consideration of Guarantor, Parent and Merger Sub entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses.  The proxy granted by each Stockholder shall not be exercised to vote, consent or act on any matter except as contemplated by Section 1.1.  Notwithstanding anything herein to the contrary, the proxy granted by each Stockholder shall be revoked, terminated and of no further force or effect, automatically and without further action, upon termination of this Agreement in accordance with Section 5.2 hereof.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants, as to such Stockholder on a several basis, to Guarantor, Parent and Merger Sub, that:

Section 2.1 Organization and Good Standing.  The Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and the Stockholder has full power and authority, and is duly authorized to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder.

Section 2.2 Authority; Binding Agreement.  The Stockholder has all requisite legal right, power, authority and capacity to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by the Stockholder, and constitutes a legal, valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms and no other action is necessary to authorize the execution and delivery by the Stockholder or the performance of the Stockholder’s obligations hereunder (in each case, subject to the Enforceability Exceptions).

Section 2.3 Non-Contravention.  The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of the Stockholder’s obligations hereunder and the consummation by the Stockholder of the transactions contemplated hereby will not (a) violate any Law or Legal Restraint applicable to the Stockholder or the Subject Shares or (b) except as may be required by applicable U.S. Federal securities Laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Body) under, violate or constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on the Subject Shares pursuant to, any (i) Contract, agreement, trust, commitment, Legal Restraint, stipulation, settlement or other instrument binding on the Stockholder or the Subject Shares, (ii) any applicable Law or (iii) any provision of the organizational or governing documents of the Stockholder, if applicable; in case of each of clauses (a) and (b), except as would not, individually or in the aggregate, reasonably be expected to prevent, impede or delay the Stockholder from performing its obligations under this Agreement in any material respect or to consummate the transactions contemplated hereby in a timely manner.

Section 2.4 Ownership of Subject Shares; Total Shares.  The Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the Subject Shares and has good and marketable title to the Subject Shares free and clear of any Encumbrances, except for Encumbrances as may be applicable under the Securities Act or other applicable securities Laws.  Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire all or any portion of the Subject Shares.  Except for the Subject Shares, as of the date hereof, the Stockholder is not the record or beneficial owner of any (a) Voting Common Stock or voting securities of the Company, (b) Non-Voting Common Stock or (c) other than as set forth on Exhibit A, options, warrants or other rights to acquire, or securities convertible into or exchangeable for (in each case, whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any capital stock, voting securities or securities convertible into or exchangeable for Company Common Stock or other voting securities of the Company.

Section 2.5 Voting Power.  Other than as provided in this Agreement, the Stockholder has full voting power with respect to all of the Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares.  None of the Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of the Subject Shares.

Section 2.6 Acknowledgment.  The Stockholder has been represented by or had the opportunity to be represented by independent counsel of its own choosing and has had the right and opportunity to consult with its attorney, and to the extent, if any, that the Stockholder desired, the Stockholder availed itself of such right and opportunity.

Section 2.7 Absence of Litigation.  With respect to the Stockholder, as of the date hereof, there is no action, suit, claim, proceeding, investigation, arbitration or inquiry pending against, or, to the knowledge of the Stockholder, threatened in writing against, and there is no Legal Restraint imposed upon, the Stockholder or any of the Stockholder’s properties or assets (including the Subject Shares) except as would not, individually or in the aggregate, reasonably be expected to prevent, impede or delay the Stockholder from performing its obligations under this Agreement in any material respect or to consummate the transactions contemplated hereby in a timely manner.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF GUARANTOR, PARENT AND MERGER SUB

Each of Guarantor, Parent and Merger Sub represents and warrants, jointly and severally, to each Stockholder that:

Section 3.1 Organization; Authorization.  Each of Guarantor, Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of the State of Delaware.  The consummation of the transactions contemplated hereby are within each of Guarantor’s Parent’s and Merger Sub’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Guarantor, Parent and Merger Sub.  Each of Guarantor, Parent and Merger Sub has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and to consummate the transactions contemplated hereby.

Section 3.2 Binding Agreement.  Each of Guarantor, Parent and Merger Sub has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Guarantor, Parent and Merger Sub, enforceable against Guarantor, Parent and Merger Sub in accordance with its terms (in each case, subject to the Enforceability Exceptions).

Section 3.3 Company Common Stock.  None of Guarantor, Parent, Merger Sub or their respective Affiliates is the beneficial owner of Company Common Stock.

ARTICLE IV
ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees, with respect to itself, that until the valid termination of this Agreement in accordance with Section 5.2:

Section 4.1 No Transfer; No Inconsistent Arrangements.  Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.2, each Stockholder agrees not to, directly or indirectly, (a) create or permit to exist any Encumbrances, other than Encumbrances as may be applicable under the Securities Act or other applicable securities Laws, on all or any portion of the Subject Shares, (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), all or any portion of the Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of the Subject Shares, or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to all or any portion of the Subject Shares, (e) deposit or permit the deposit of all or any portion of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to all or any portion of the Subject Shares, (f) tender any Subject Shares into any tender or exchange offer or (g) take or permit any other action that would reasonably be expected to prevent, impede or delay such Stockholder from performing its obligations under this Agreement in any material respect or to consummate the transactions contemplated hereby or seek to do so or solicit any of the foregoing actions, or cause or permit any other Person to take any of the foregoing actions.  Any action taken in violation of the foregoing sentence shall be null and void ab initio and each Stockholder agrees that any such prohibited action may and should be enjoined.  If any involuntary Transfer of all or any portion of the Subject Shares shall occur (including, if applicable, a sale by a Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement in accordance with Section 5.2.  Each Stockholder agrees that it shall not, and shall cause each of its controlled Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any securities in the Company for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement.  Notwithstanding the foregoing, each Stockholder may Transfer any or all of the Subject Shares, in accordance with applicable Law, to such Stockholder’s controlled Affiliates; provided, that, prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Subject Shares or any interest in any of such Subject Shares is or may be transferred shall have executed and delivered to Parent a counterpart of this Agreement in a form reasonably acceptable to Parent pursuant to which such Affiliate shall be bound by all of the terms and provisions hereof, in which case such Affiliate shall be deemed a Stockholder hereunder.

Section 4.2 No Exercise of Appraisal Rights; Actions.  Each Stockholder (a) forever waives and agrees not to exercise any appraisal or dissenters’ rights (including under Section 262 of the DGCL) in respect of all or any portion of its Subject Shares that may arise with respect to the Merger and (b) agrees not to commence or join in any class action with respect to, any claim, derivative or otherwise, against Guarantor, Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any action, suit, claim or proceeding (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (ii) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement or the transactions contemplated thereby, but excluding any suit alleging a breach of the Merger Agreement.

Section 4.3 Documentation and Information.  Except (i) as required by applicable Law (including the filing of a Schedule 13D or Schedule 13D amendment with the SEC which may include this Agreement as an exhibit thereto), (ii) communications and announcements that are consistent with information required by law to be contained in a Schedule 13D or Schedule 13D amendment or is contained in the joint press release contemplated by Section 5.10 of the Merger Agreement, and (iii) customary internal communications to its and its controlled Affiliates’ limited partners that are subject to confidentiality obligations, prior to the consummation of the Merger, each Stockholder shall not, and shall direct its Representatives not to, make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent.  Each Stockholder consents to and hereby authorizes Guarantor, Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Guarantor, Parent or Merger Sub reasonably determines to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and each Stockholder acknowledges that Guarantor, Parent and Merger Sub may, in Guarantor’s, Parent’s or Merger Sub’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body; provided that, other than any such disclosure that describes the transactions contemplated by the Merger Agreement or this Agreement as a factual matter, each Stockholder shall have a reasonable opportunity to review and comment upon any such disclosure prior to any such filing, which comments Guarantor, Parent and Merger Sub shall consider in good faith.  Each Stockholder agrees to promptly give Parent any information that is reasonably necessary for the preparation of any such disclosure documents, and each Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.  Promptly after the execution and delivery of this Agreement, Parent and each Stockholder shall cooperate to prepare and file with the SEC any required disclosure statements on Schedule 13D or any amendments or supplements thereto, as applicable, relating to the Merger Agreement, this Agreement and the transactions contemplated hereby and thereby.

Section 4.4 No Solicitation.  Subject to Section 5.15, prior to the consummation of the Merger, each Stockholder shall not, nor shall it authorize or knowingly permit any of its Representatives to, directly or indirectly, (a) take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to subclauses (A), (B), (D) or (E) of Section 5.3(a) of the Merger Agreement or (b) approve, authorize, endorse, agree to or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Company Alternative Transaction (provided that nothing herein restricts a Stockholder from providing its views to the Company Board regarding any proposal received by the Company).  Each Stockholder shall, and shall cause its Subsidiaries and its and their respective Affiliates (to the extent it has the legal ability to cause) to, and shall direct its Representatives to, immediately cease and terminate, any solicitation, encouragement, discussion, activity or negotiation commenced prior to the date of this Agreement with any Person and such Person’s Representatives (other than with Guarantor, Parent, Merger Sub or each of their Representatives) with respect to any inquiry, proposal, discussion, negotiation, or offer that constitutes, or may reasonably be expected to constitute or lead to, a Company Alternative Transaction.

Section 4.5 Adjustments; Additional Shares.  In the event of any stock split, reverse stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Subject Shares, the terms of this Agreement shall apply to the resulting securities.  In the event that each Stockholder acquires any additional Company Common Stock or other interests in or with respect to the Company, such Company Common Stock or other interests shall, without further action of the parties hereto, be subject to the provisions of this Agreement, and the number of the Subject Shares of such Stockholder will be deemed amended accordingly.  Each Stockholder shall promptly notify Guarantor, Parent and Merger Sub of any such event.

ARTICLE V
MISCELLANEOUS

Section 5.1 Notices.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery by hand, by registered or certified mail (postage prepaid, return receipt requested), or by email to the respective parties hereto at the following addresses (or at such other address for a party hereto as shall be specified by like notice): (a) if to Guarantor, Parent, or Merger Sub, in accordance with the provisions of the Merger Agreement and (b) if to a Stockholder, to such Stockholder’s address or email address set forth on a signature page hereto, or to such other address or email address as such party hereto may hereafter specify in writing for the purpose by notice to each other party hereto.

Section 5.2 Termination.  This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) receipt of the Required Company Stockholder Approvals, (d) any modification or amendment to the Merger Agreement that reduces the amount, changes the form or otherwise adversely affects the consideration payable to a Stockholder pursuant to the Merger Agreement as in effect on the date hereof and (e) the mutual written consent of all of the parties hereto.  Upon termination of this Agreement, no party hereto shall have any further obligations or liabilities under this Agreement; provided, however, that (i) nothing set forth in this Section 5.2 shall relieve any party hereto from liability for any willful breach of this Agreement or from fraud prior to termination of this Agreement and (ii) the provisions of this Article V shall survive any termination of this Agreement.

Section 5.3 Amendments and Waivers.  Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party hereto and by the Company or, in the case of a waiver, by each party hereto against whom the waiver is to be effective.  Any purported amendment or waiver not made in accordance with the foregoing shall be null and void.  No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.4 Expenses.  All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party hereto incurring such expenses, whether or not the Merger is consummated.

Section 5.5 Binding Effect; No Third Party Beneficiaries; Assignment.  The parties hereto hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided, however, that the Company is an express third party beneficiary of this Agreement, and is entitled to directly enforce the provisions hereof (including Section 5.3) and to remedies hereunder.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto, except to the extent that such rights, interests or obligations are assigned pursuant to a Transfer expressly permitted under Section 4.1.  No assignment by any party hereto shall relieve such party hereto of any of its obligations hereunder.  Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

Section 5.6 Governing Law; Jurisdiction.

(a) This Agreement and any matters or disputes relating thereto shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of laws principles.

(b) All actions, suits, claims, proceedings, demands, arbitrations or inquiries (each an, “Action”) arising out of or relating in any way to this Agreement, including the formation and interpretation of this Agreement, whether sounding in contract, tort, statute or otherwise, shall be heard and determined exclusively in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any such Action, any state or federal court within the State of Delaware), and in each case, appellate courts therefrom, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Action and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action.  The consents to jurisdiction and venue set forth in this Section 5.6 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose, except as provided in this paragraph, and shall not be deemed to confer rights on any Person other than the parties hereto.  Each party hereto agrees that service of process upon such party hereto in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address described in Section 5.1 of this Agreement and consents to such courts’ exercise of personal jurisdiction over such party.  The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party hereto’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH (INCLUDING THE MERGER AGREEMENT) AND THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6(c).

Section 5.7 Counterparts.  This Agreement may be executed in one or more counterparts (including by electronic mail) and by electronic or digital signature, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.  Signatures to this Agreement transmitted by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of a paper document bearing an original signature.

Section 5.8 Entire Agreement.  This Agreement constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates, or any of them, with respect to the subject matter of this Agreement.  NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE PARTIES CONTAINED IN THIS AGREEMENT, NO PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES TO THE OTHER, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE (OR MADE AVAILABLE BY) BY ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING; PROVIDED THAT THE FOREGOING SHALL NOT LIMIT ANY REMEDY AVAILABLE TO ANY PARTY IN THE EVENT OF FRAUD BY THE OTHER PARTY.

Section 5.9 Severability.  If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by applicable Law.

Section 5.10 Specific Performance.  The parties hereto hereby agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and, accordingly, that each party shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the each party’s performance of the terms and provisions hereof, without proof of damages or otherwise, in addition to any other remedy to which each party is entitled at law or in equity.  In any action, suit, claim, or proceeding for specific performance, each party will waive the defense of adequacy of any other remedy at law, and each party will waive any requirement for the securing or posting of any bond or other security in connection with the remedies referred to in this Section 5.10.

Section 5.11 Headings.  The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 5.12 Mutual Drafting.  Each party hereto has participated in the drafting of this Agreement, which each party hereto acknowledges is the result of extensive negotiations between the parties hereto; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

Section 5.13 Further Assurances.  Guarantor, Parent, Merger Sub and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

Section 5.14 Interpretation.  Unless the context otherwise requires, as used in this Agreement: (a) “or” is not exclusive; (b) “including” and its variants mean “including, without limitation” and its variants; (c) words defined in the singular have the parallel meaning in the plural and vice versa; (d) words of one gender shall be construed to apply to each gender; and (e) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement.

Section 5.15 Capacity as Stockholders.  Notwithstanding anything herein to the contrary, (a) each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in any other capacity, and (b) nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer.

Section 5.16 No Agreement Until Executed.  This Agreement shall not be effective unless and until (a) the Merger Agreement is executed by all parties thereto, and (b) this Agreement is executed by all parties hereto.

Section 5.17 No Ownership Interest.  Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Guarantor, Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares.  All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each Stockholder, and none of Guarantor, Parent or Merger Sub shall have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Subject Shares, except as otherwise provided herein.

Section 5.18 Stockholder Obligation Several and Not Joint.  The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

[Signature Page Follows]

The parties hereto are executing this Agreement on the date set forth in the introductory clause.

Parent:

ANDOR LLC

By:	/s/ Scott T. Reents
Name:	Scott T. Reents
Title:	President

Merger Sub:

ANDOR MERGER CO.

By:	/s/ Scott T. Reents
Name:	Scott T. Reents
Title:	President

Guarantor:

ABBVIE INC.

By:	/s/ Scott T. Reents
Name:	Scott T. Reents
Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Voting Agreement]

Stockholder:

FAIRMOUNT HEALTHCARE FUND II, L.P.

By: Fairmount Healthcare Fund II GP LLC

By:	/s/ Peter Harwin
Name:	Peter Harwin
Title:	Managing Member
Email:	[***]

[Signature Page to Voting Agreement]

Stockholder:

VENROCK HEALTHCARE CAPITAL PARTNERS III, L.P.

By: VHCP Management III, LLC, its general partner

By: Venrock Adviser, LLC, its manager

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory
Email:	[***]

[Signature Page to Voting Agreement]

Stockholder:

VHCP CO-INVESTMENT HOLDINGS III, LLC

By: VHCP Management III, LLC, its manager

By: Venrock Adviser, LLC, its manager

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory
Email:	[***]

[Signature Page to Voting Agreement]

Stockholder:

VENROCK HEALTHCARE CAPITAL PARTNERS EG, L.P.

By: Venrock Management EG, LLC, its general partner

By:	/s/ Sherman Souther
Name:	Sherman Souther
Title:	Authorized Signatory
Email:	[***]

[Signature Page to Voting Agreement]

Exhibit A

Subject Shares

1.	Fairmount Healthcare Fund II, L.P.

a.	298,647 shares of Voting Common Stock

b.	6,743,321 shares of Non-Voting Common Stock

2.	Venrock Healthcare Capital Partners III, L.P.

a.	460,075 shares of Voting Common Stock

b.	2,495,319 shares of Non-Voting Common Stock

3.	VHCP Co-Investment Holdings III, LLC

a.	46,025 shares of Voting Common Stock

b.	249,522 shares of Non-Voting Common Stock

4.	Venrock Healthcare Capital Partners EG, L.P.

a.	1,243,900 shares of Voting Common Stock

b.	3,998,480 shares of Non-Voting Common Stock

5.	Venrock Opportunities Fund, L.P.

a.	365,853 pre-funded warrants to purchase up to 365,853 shares of Voting Common Stock